FEDERATED INTERNATIONAL EQUITY FUND

Class A Shares
Class B Shares
Class C Shares
(A portfolio of Federated International Series, Inc.)
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Supplement to Prospectus dated January 31, 2003

Under the section entitled "Who Manages the Fund?" please delete the biography of Alexandre de Bethmann in its entirety and replace with the following:

Uri D. Landesman

Uri. D. Landesman has been the Fund's  Portfolio  Manager since March 2003.
Mr. Landesman joined Federated in February 2003 as a Senior Portfolio Manager and a Vice President of the Fund's Adviser. Mr. Landesman served as Principal/Portfolio Manager of Arlington Capital Management from July 2001 to February 2003, and as Principal/Chief Investment Officer of Aaron Fleck & Associates, LLC/A.F.A. Management Partners, L.P. from April 1999 through June 2001. Mr. Landesman was a Vice President, Lead Portfolio Manager with J.P. Morgan Investment Management from February 1997 through March 1999. He received his B.A. from Yeshiva College, Yeshiva University.

Richard Winkowski remains as Portfolio Manager of the Fund.



                                                                  March 28, 2003






Cusip 31420G 101
Cusip 31420G 200
Cusip 31420G 309

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